Exhibit 10.13

***Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type the registrant treats as private or confidential. Such omitted information is indicated by brackets (“[Redacted]”) in this exhibit.***

Supplemental Agreement to the Power of Attorney Agreement

Party A: Yunxuetang Information Technology (Jiangsu) Co., Ltd.

Registered address: [Redacted]

Legal representative: Lu Xiaoyan

Party B: Beijing Langmafeng Venture Capital Management Co., Ltd.

Address: [Redacted]

Legal representative: Xiao Jiancong

Party C: Jiangsu Yunxuetang Network Technology Co., Ltd.

Registered address: [Redacted]

Legal representative: Lu Xiaoyan

Whereas:

1.	Party A is a wholly foreign-owned enterprise incorporated and existing under the laws of the PRC.

2.	Party C is a limited liability company incorporated and existing under the laws of the PRC.

3.	Party B is one of the shareholders of Party C. Prior to the signing of this Agreement, the shareholders of Party C and the amount of their capital contributions are shown in the table below.

Shareholder	Registered capital contribution (RMB)
Lu Xiaoyan	28,452,538
Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership) (苏州新智云企业管理咨询中心（有限合伙）)	6,120,849
Ding Jie	2,588,813
Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership) (苏州大致启宏企业管理咨询中心（有限合伙）)	3,636,736
Beijing Langmafeng Venture Capital Management Co., Ltd.	12,268,519
Wu Bin	1,501,006
Chen Hongbo	805,657
Xu Naihan	805,657
Shanghai Ximalaya Technology Co., Ltd.	2,592,913
Shen Jinhua	1,728,608
Gao Qi	1,728,608

Total	62,229,904

4.

All the shareholders of Party C and Party A and Party C entered into the Power of Attorney Agreement (the “Original Agreement”) on June 1, 2020. Party B, as one of the shareholders of Party C, also signed the Original Agreement in respect of the registered capital contribution of RMB12,268,519 held by it.

5.

Party B intends to transfer the registered capital contribution of RMB11,646,220 held by it to Mr. Lu Xiaoyan, a natural person (the “Equity Transfer”). Following the Equity Transfer, Party B shall continue to hold the registered capital contribution of RMB622,299 (the “Post-transfer Equity”).

Now Party A, Party B and Party C reached a consensus through consultation and made and entered into the Supplemental Agreement in Suzhou, the People’s Republic of China on July 12, 2024:

I. In respect of the Post-transfer Equity, Party B voluntarily joins the Original Agreement as the Authorizing Party and accepts all the terms and conditions of the Original Agreement, including but not limited to irrevocably entrusting and authorizing Party A or the person designated by Party A to exercise all and any of the shareholders’ rights conferred on Party B (the Authorizing Party) by the laws of the PRC and the Articles of Association of Party C as a shareholder of the Post-transfer Equity to the fullest extent permitted by the law.

II. This Supplementary Agreement shall be an integral part of the Original Agreement. Following the execution of this Supplemental Agreement, the Original Agreement shall, unless otherwise agreed in this Supplemental Agreement, remain in full effect. In the event of any discrepancy between this Supplemental Agreement and the Original Agreement, this Supplemental Agreement shall prevail. For any matter not specified in this Supplemental Agreement (including, but not limited to, the application of law, dispute resolution, etc.) shall be subject to the stipulation of the Original Agreement.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to sign this Supplemental Agreement on the date first set forth above for observation.

Party A: Yunxuetang Information Technology (Jiangsu) Co., Ltd.

Signature of Authorized Representative:	/s/ Lu Xiaoyan
Name: Lu Xiaoyan
Title: Chairman

Party B: Beijing Langmafeng Venture Capital Management Co., Ltd.

Signature of Authorized Representative:	/s/ Xiao Jiancong
Name: Xiao Jiancong
Title: Legal representative

Party C: Jiangsu Yunxuetang Network Technology Co., Ltd.

Signature of Authorized Representative:	/s/ Lu Xiaoyan
Name: Lu Xiaoyan
Title: Chairman

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